SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 20, 1998


                             Nematron Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


      0-21142                                         38-2483796
(Commission File Number)                   (IRS Employer Identification No.)

                5840 Interface Drive, Ann Arbor, Michigan 48103
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (734) 214-2000

                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 20, 1998, Nematron Corporation (the "Company") engaged Grant Thorton LLP as its new independent auditors. During the two most recent fiscal years and through May 20, 1998, the Company has not consulted with Grant Thorton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated transaction; or the type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any matter that was either the subject of disagreement or event identified in Item 304(a)(1)(iv) of Regulation S-B.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 22, 1998


NEMATRON CORPORATION


/s/ David P. Gienapp
----------------------
By: David P. Gienapp
Secretary, Treasurer and Executive Vice President, Finance and
Administration